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                                                              Exhibit 10.0.2

                         AMENDMENT AND WAIVER NO. 3


                                     TO


                              CREDIT AGREEMENT


                        DATED AS OF JANUARY 20, 1998


                  THIS AMENDMENT AND WAIVER NO. 3 TO CREDIT AGREEMENT ("Amendment") is made as of the "Amendment Effective Date" (as defined below) by and among GARDNER DENVER, INC. (f/k/a Gardner Denver Machinery Inc., the "Borrower"), the financial institutions listed on the signature pages hereof as lenders (the "Lenders"), BANK ONE, NA (f/k/a The First National Bank of Chicago), individually as a Lender, as LC Issuer and as agent (the "Agent") for the Lenders under that certain Credit Agreement dated as of January 20, 1998 by and among the Borrower, the Lenders and the Agent, as amended by that certain Amendment and Waiver No. 1 thereto dated as of August 12, 1999 and that certain Amendment No. 2 thereto dated as of July 28, 2000 (as so amended, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                 WITNESSETH

                  WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

                  WHEREAS, the Borrower intends to acquire (the "Acquisition") certain agreed upon assets and liabilities of the Hoffman Air and Filtration Systems business (the "Target"), including the stock of certain related entities and has provided the Agent and the Lenders with historical financial statements for the Target and pro forma financial statements for the Borrower after giving effect to the Acquisition on a combined and consolidated basis and the acquisition described in the Notice of Acquisition dated as of August 2, 2001 previously provided to the Agent and Lenders;

                  WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in certain respects; and

                  WHEREAS, the Lenders and the Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein;

                  WHEREAS, the Borrower, the Lenders and the Agent desire to waive certain requirements pertaining to the Acquisition;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and


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sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent have agreed to the following waivers of and amendments to the Credit Agreement.

         1.       AMENDMENTS TO CREDIT AGREEMENT. Effective as of the Amendment
                  ------------------------------
Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as
             ---------
follows:

                  1.1.     ARTICLE I OF THE CREDIT AGREEMENT IS HEREBY AMENDED
                           ---------
BY DELETING THE DEFINITIONS OF "APPLICABLE FACILITY FEE" AND "APPLICABLE MARGIN" IN THEIR ENTIRETY AND SUBSTITUTING THE FOLLOWING THEREFOR:

                  "APPLICABLE FACILITY FEE" means for any day, the percentage rate per annum set forth below opposite the Consolidated Debt to Cash Flow Ratio in effect on such day:

                                         CONSOLIDATED DEBT TO                        APPLICABLE
                                           CASH FLOW RATIO:                        FACILITY FEE:


                                   LESS THAN               BUT GREATER
                                  OR EQUAL TO                  THAN
                                      1.5                      --                      .175%
                                      2.0                      1.5                      .20%
                                      2.5                      2.0                     .225%
                                      3.0                      2.5                      .25%
                                      3.5                      3.0                      .30%

                  The Applicable Facility Fee shall be adjusted (upward or downward) effective three Business Days after the Agent has received (and such adjustment, if any, shall be based upon) the Borrower's compliance certificate delivered with the Borrower's financial statements pursuant to clauses
                                                                  -------
                  (i) and (ii) of Section 6.1.
                  ---     ----    -----------

                  "APPLICABLE MARGIN" means, with respect to a Eurocurrency Advance for any day, the percentage rate per annum set forth below opposite the Consolidated Debt to Cash Flow Ratio in effect on such day:


                                     CONSOLIDATED DEBT TO                     APPLICABLE MARGIN:
                                       CASH FLOW RATIO:


                                LESS THAN              BUT GREATER
                               OR EQUAL TO                THAN                EUROCURRENCY LOANS
                                   1.5                    --                        .575%
                                   2.0                    1.5                        .80%
                                   2.5                    2.0                       1.025%
                                   3.0                    2.5                       1.25%
                                   3.5                    3.0                       1.45%


                                     2

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                  The Applicable Margin shall be adjusted (upward or
                  downward) effective three Business Days after the Agent has received (and such adjustment, if any, shall be based upon) the Borrower's compliance certificate delivered with the Borrower's financial statements pursuant to clauses
                                                                  -------
                  (i) and (ii) of Section 6.1.
                  ---     ----    -----------

                  1.2.      SECTION 6.12 IS DELETED IN ITS ENTIRETY AND THE
                            ------------
FOLLOWING IS SUBSTITUTED THEREFOR:

                  6.12. Indebtedness. The Borrower will not, nor will it
                        ------------
                  permit any Subsidiary to, create, incur or suffer to exist any Indebtedness, except:

                  (i)      The Loans.

                  (ii) Indebtedness existing on the date hereof and described in Schedule "2" hereto.

                  (iii)    Contingent Obligations permitted by Section 6.16.

                  (iv) Hedging Obligations entered into in the ordinary course of business as bona fide hedges against interest rate or commodity price fluctuations and not for speculative purposes.

                  (v) Indebtedness of one or more Subsidiaries to the Borrower, but only to the extent permitted by clauses (vi) and (ix) of Section 6.15.

                  (vi) Additional Indebtedness of the Borrower and its Subsidiaries in an aggregate principal amount at any one time outstanding not to exceed the greater of (a) $65,000,000 or (b) ten percent (10%) of Consolidated Net Worth.

         2.       WAIVER. Effective as of the date hereof and subject to the
                  ------
satisfaction of the conditions precedent set forth in Section 3 below, the
                                                      ---------
Lenders hereby waive the Borrower's non-compliance with the provisions of
Section 6.15(x) of the Credit Agreement requiring that the Lenders be
---------------
provided with the Acquisition Financials at least 30 days prior to the proposed acquisition. The undersigned Lenders agree that the Acquisition Financials demonstrate to their reasonable satisfaction that, if the Acquisition were consummated, the Borrower would be able to maintain compliance with Sections 6.20, 6.21 and 6.22 through the Facility
                -------------  ----     ----
Termination Date. This specific waiver is limited to the express circumstances described herein and shall not be construed to constitute (i) a waiver of any other event, circumstance or condition or of any other right or remedy available to the Agent or any Lender pursuant to the Agreement or
(ii) a consent


                                     3

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to any departure by the Borrower or any Subsidiary from any other term or requirement under the Agreement.

         3.       CONDITIONS OF EFFECTIVENESS. This Amendment shall become
                  ---------------------------
effective and be deemed effective as of the Amendment Effective Date, if, and only if, the Agent shall have received each of the following:

                  (a) duly executed originals of this Amendment from the Borrower and the Required Lenders;

                  (b) a certification on or before September 30, 2001 that the Acquisition has closed (the date of such closing being the "Amendment Effective Date");

                  (c) a reaffirmation from each of the Borrower's other Subsidiaries which are parties to a Subsidiary Guaranty in the form of Exhibit A attached hereto and made a part hereof; and
            ---------

                  (d) such other documents, instruments and agreements as the Agent may reasonably request.

         4.       REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. The Borrower
                  -----------------------------------------------
hereby represents and warrant as follows:

                  (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

                  (b) Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement and other loan documents, to the extent the same are not amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                  (c)      Other than the Defaults waived pursuant to Section 2
                                                                      ---------
         above, no Default or Unmatured Default has occurred and is continuing under the Credit Agreement.

         5.       REFERENCE TO THE EFFECT ON THE CREDIT AGREEMENT.
                  -----------------------------------------------

                  (a)      Upon the effectiveness of Section 1 hereof, on and
                                                     ---------
         after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended previously and as amended hereby.

                  (b) Except as previously amended and as specifically amended and waived above, the Credit Agreement, as supplemented by revised Schedule 1 (a copy of which is attached hereto) and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.



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                  (c)      Except to the limited extent set forth in Section 2
                                                                     ---------
         above, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any of the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

         6.       COSTS AND EXPENSES. The Borrower agrees to pay all reasonable
                  ------------------
costs, fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the Agent) incurred by the Agent in connection with the preparation, arrangement, execution and enforcement of this Amendment.

         7.       GOVERNING LAW. This Amendment shall be governed by and
                  -------------
construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of Illinois.

         8.       HEADINGS. Section headings in this Amendment are included
                  --------
herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         9.       COUNTERPARTS. This Amendment may be executed by one or more
                  ------------
of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile signature page hereto sent to the Agent or the Agent's counsel shall be effective as a counterpart signature provided each party executing such a facsimile counterpart agrees to deliver originals to the Agent thereof.







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                  IN WITNESS WHEREOF, this Amendment and Waiver No. 3 has
been duly executed as of the day and year first above written.


                                   GARDNER DENVER, INC. (formerly known as
                                   GARDNER DENVER MACHINERY INC.),
                                     as Borrower

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                   BANK ONE, NA (formerly known as THE FIRST
                                   NATIONAL BANK OF CHICAGO),

                                   Individually as a Lender, as LC Issuer
                                   and as Agent

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                   MERITA BANK LTD.,
                                     as a Lender

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                   THE BANK OF NEW YORK,
                                     as a Lender

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                   CREDIT AGRICOLE INDOSUEZ,
                                     as a Lender

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:






                                     6

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                                   HARRIS TRUST & SAVINGS BANK,
                                     as a Lender

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                   BANK OF AMERICA, NATIONAL
                                   ASSOCIATION (f/k/a NationsBank, N.A.),
                                   as a Lender

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:















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                                  EXHIBIT A


                                     TO


                         AMENDMENT AND WAIVER NO. 3

                    Reaffirmation of Subsidiary Guaranty

                                  Attached







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                                REAFFIRMATION

                  Each of the undersigned hereby acknowledges receipt of a copy of Amendment and Waiver No. 3 to the Credit Agreement dated as of January 20, 1998, by and among Gardner Denver, Inc. (f/k/a Gardner Denver Machinery, Inc.), the Lenders and the Agent, as amended by that certain Amendment and Waiver No. 1 thereto dated as of August 12, 1999 and that certain Amendment and Waiver No. 2 thereto dated as of ___________, ____ (as so amended, the "Credit Agreement"), which Amendment and Waiver No. 3 is dated as of August 31, 2001 (the "Amendment"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, the undersigned reaffirms the terms and conditions of the Subsidiary Guaranty dated as of January 20, 1998 executed by it and acknowledges and agrees that such Subsidiary Guaranty and each and every other Loan Document executed by the undersigned in connection with the Credit Agreement remain in full force and effect and are hereby ratified, reaffirmed and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so amended by the Amendment and as the same may from time to time hereafter be amended, modified or restated.


                                   GARDNER DENVER INTERNATIONAL, INC.

                                   By:
                                       ----------------------------------------
                                   Its:
                                       ----------------------------------------


                                   GARDNER DENVER HOLDINGS INC.

                                   By:
                                       ----------------------------------------
                                   Its:
                                       ----------------------------------------

                                   LAMSON CORPORATION

                                   By:
                                       ----------------------------------------
                                   Its:
                                       ----------------------------------------

                                   TCM INVESTMENTS, INC. (individually and
                                   as successor to the business previously
                                   conducted by Adex, Inc.)

                                   By:
                                       ----------------------------------------
                                   Its:
                                       ----------------------------------------


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                                   CRS POWER FLOW, INC.

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   JETTING SYSTEMS &
                                   ACCESSORIES, INC.

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   ALLEN-STUART EQUIPMENT CO., INC.

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   GARDNER DENVER WATER JETTING SYSTEMS, INC.
                                   (F.K.A. BUTTERWORTH JETTING SYSTEMS, INC.)

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   AIR RELIEF, INC.

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:



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